Income taxes	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements [Abstract]
Income taxes

Note 37 – Income taxes

The components of income tax expense (benefit) for the continuing operations for the years ended December 31, are summarized in the following table.

(In thousands)	2011	2010	2009
Current income tax expense:
Puerto Rico	$107,343	$119,729	$75,368
Federal and States	1,722	628	3,012
Subtotal	109,065	120,357	78,380
Deferred income tax (benefit) expense:
Puerto Rico	(99,636)	(510)	(54,747)
Federal and States	2,211	(11,617)	(19,584)
Adjustment for enacted changes in income tax laws	103,287	-	(12,351)
Subtotal	5,862	(12,127)	(86,682)
Total income tax expense (benefit)	$114,927	$108,230	$(8,302)

The reasons for the difference between the income tax expense (benefit) applicable to income before provision for income taxes and the amount computed by applying the statutory tax rate in Puerto Rico, were as follows:

	2011		2010		2009
(Dollar in thousands)	Amount	% of pre-tax income	Amount	% of pre-tax income	Amount	% of pre-tax income
Computed income tax at statutory rates	$79,876	30%	$100,586	41%	$(230,241)	41%
Benefit of net tax exempt interest income	(31,379)	(12)	(7,799)	(3)	(50,261)	9
Effect of income subject to preferential
tax rate	(1,802)	(1)	(143,844)	(59)	(1,842)	-
Deferred tax asset valuation allowance	7,192	3	143,754	59	282,933	(50)
Non-deductible expenses	21,756	8	28,130	11	-	-
Difference in tax rates due to multiple
jurisdictions	(8,555)	(3)	13,908	6	40,625	(7)
Initial adjustment in deferred tax due to
change in tax rate	103,287	39	-	-	(12,351)	2
Recognition of tax benefits from previous
years [1]	(53,615)	(20)	-	-	-	-
States taxes and others	(1,833)	(1)	(26,505)	(11)	(37,165)	6
Income tax expense (benefit)	$114,927	43%	$108,230	44%	$(8,302)	1%

[1] Due to ruling and closing agreement discussed below.

In May 2011 the Puerto Rico Department of the Treasury (the “P.R. Treasury”) issued a private ruling to the Corporation (the “Ruling”) creating an agreement to establish the criteria to determine when a charge-off for accounting and financial reporting purposes should be reported as a deduction for tax purposes. On June 30, 2011, the P.R. Treasury and the Corporation signed a closing agreement in which both parties agreed that for tax purposes the deductions related to certain charge-offs recorded on the financial statements of the Corporation for the years 2009 and 2010 will be deferred until 2013, 2014, 2015 and 2016. As a result of the agreement, the Corporation made a payment of $89.4 million to the P.R. Treasury and recorded a tax benefit on its financial statements of $143 million, or $53.6 million net of the payment made to the P.R. Treasury, resulting from the recovery of certain tax benefits not previously recorded during years 2009 (the benefit of reduced tax rates for capital gains) and 2010 (the benefit of exempt income) that were previously unavailable to the Corporation as a result of being in a loss position for tax purposes in such years.

On January 31, 2011, the Governor of Puerto Rico signed into law a new Internal Revenue Code for Puerto Rico (the “2011 Tax Code”) which resulted in a reduction in the Corporation's net deferred tax asset with a corresponding charge to income tax expense of $ 103.3 million due to a reduction in the marginal corporate income tax rate. Under the provisions of the 2011 Tax Code, the maximum marginal corporate income tax rate is 30% for years commenced after December 31, 2010. Prior to the 2011 Tax Code, the maximum marginal corporate income tax rate in Puerto Rico was 39%, which had increased to 40.95% due to a temporary 5% surtax approved in March 2009 for years beginning on January 1, 2009 through December 31, 2011. The 2011 Tax Code, however, eliminated the special 5% surtax on corporations for tax year 2011.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and their tax bases. Significant components of the Corporation's deferred tax assets and liabilities at December 31 were as follows:

(In thousands)	2011	2010
Deferred tax assets:
Tax credits available for carryforward	$3,459	$5,833
Net operating loss and other carryforward available	1,174,488	1,222,717
Postretirement and pension benefits	104,663	131,508
Deferred loan origination fees	6,788	8,322
Allowance for loan losses	605,105	426,180
Deferred gains	11,763	13,056
Accelerated depreciation	5,527	7,108
Intercompany deferred gains	4,344	5,480
Other temporary differences	27,341	26,063
Total gross deferred tax assets	1,943,478	1,846,267
Deferred tax liabilities:
Differences between the assigned values and the tax bases of assets and liabilities
recognized in purchase business combinations	32,293	31,846
Difference in outside basis between financial and tax reporting on sale of a business	20,721	11,120
FDIC-assisted transaction	142,000	96,940
Unrealized net gain on trading and available-for-sale securities	73,991	52,186
Deferred loan origination costs	4,277	6,911
Other temporary differences	6,187	1,392
Total gross deferred tax liabilities	279,469	200,395
Valuation allowance	1,259,358	1,268,589
Net deferred tax asset	$404,651	$377,283

The net deferred tax asset shown in the table above at December 31, 2011 is reflected in the consolidated statements of financial condition as $430 million in net deferred tax assets (in the “other assets” caption) (2010 - $388 million in deferred tax asset in the “other assets” caption) and $25 million in deferred tax liabilities (in the “other liabilities” caption) (2010 - $11 million in deferred tax liabilities in the “other liabilities” caption), reflecting the aggregate deferred tax assets or liabilities of individual tax-paying subsidiaries of the Corporation.

At December 31, 2011, the Corporation had total tax credits of $ 3.5 million that will reduce the regular income tax liability in future years expiring in annual installments through the year 2015.

Included as part of the other carryforwards available are $35.7 million related to contributions to Banco Popular de Puerto Rico qualified pension plan that have no expiration date. Additionally, the deferred tax asset related to the net operating loss carryforwards (“NOLs”) outstanding at December 31, 2011 expires as follows:

(In thousands)
2013	$1,447
2016	7,320
2017	8,542
2018	16,239
2019	230
2021	76
2022	971
2023	1,248
2027	65,165
2028	510,675
2029	195,014
2030	193,707
2031	138,154
$1,138,788

A deferred tax asset should be reduced by a valuation allowance if based on the weight of all available evidence, it is more likely than not (a likelihood of more than 50%) that some portion or the entire deferred tax asset will not be realized. The valuation allowance should be sufficient to reduce the deferred tax asset to the amount that is more likely than not to be realized. The determination of whether a deferred tax asset is realizable is based on weighting all available evidence, including both positive and negative evidence. The realization of deferred tax assets, including carryforwards and deductible temporary differences, depends upon the existence of sufficient taxable income of the same character during the carryback or carryforward period. The analysis considers all sources of taxable income available to realize the deferred tax asset, including the future reversal of existing taxable temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in prior carryback years and tax-planning strategies.

The Corporation's U.S. mainland operations are in a cumulative loss position for the three-year period ended December 31, 2011 taking into account taxable income adjusted by temporary differences. For purposes of assessing the realization of the deferred tax assets in the U.S. mainland operations, this cumulative taxable loss position is considered significant negative evidence, which evaluated along with of all sources of taxable income available to realize the deferred tax asset, has caused management to conclude that it is more-likely-than-not that the Corporation will not be able to fully realize the deferred tax assets in the future. At December 31, 2011, the Corporation recorded a valuation allowance of $ 1.3 billion on the deferred tax assets of its U.S. operations (December 31, 2010 - $ 1.3 billion).

At December 31, 2011, the Corporation's deferred tax assets related to its Puerto Rico operations amounted to $429 million. The Corporation's Puerto Rico banking operation is in a cumulative loss position for the three-year period ended December 31, 2011 taking into account taxable income adjusted by temporary differences. This cumulative loss position was mainly due to the performance of the construction and commercial real estate loan portfolios, including the losses related to the reclassification and sale of certain loans pertaining to those portfolios. The Corporation weights all available positive and negative evidence to assess the realization of the deferred tax asset. Positive evidence assessed included (i) the Corporation's Puerto Rico banking operations very strong earnings history; (ii) consideration that the event causing the cumulative loss position is not a continuing condition of the operations; (iii) new legislation extending the period of carryover of net operating losses to ten years; (iii) unrealized gain on appreciated assets that could be realized to increase taxable income; and (iv) the financial results of the operations showed an improvement in the profitability of the business during 2011. Accordingly, there is enough positive evidence to outweigh the negative evidence of the cumulative loss. Based on this evidence, the Corporation has concluded that it is more-likely-than-not that such net deferred tax asset will be realized.

As indicated earlier, in May 2011, the Corporation received a Ruling from the P.R. Treasury establishing the treatment of the loan charge-offs for tax purposes. In summary, the government ruled that the criteria to have a loan loss for taxes are more rigorous than the criteria to have a loan loss for accounting and financial reporting purposes. Based on Puerto Rico law and regulations, the P.R. Treasury ruled that if the Corporation decides to take a loan loss deduction in the tax return for the loan charge-off taken for accounting reporting purposes during the same year, a conclusive presumption is made as to the non-collectability of the loan. On the other hand, if the tax deduction is not taken in the same accounting period, eventually it will have to prove the non-collectability of the loan based on stated criteria. On June 30, 2011, the Corporation entered into a Closing Agreement with the P.R. Treasury, in which both parties agreed that pursuant to the Ruling, the Corporation's Puerto Rico Banking operation would not take any tax deduction for bad debts related to the construction and commercial loan portfolio on the tax returns for 2009 and 2010. It was also agreed that such deferred deductions will be taken on an evenly basis over taxable years 2013 through 2016, even though the loans are sold in the future. As a result of the agreement, the Corporation adjusted its Puerto Rico banking operation taxable income previously reported to the P. R. Treasury Department on the 2009 return. On the other hand, the Corporation reduce its deferred tax asset related to the carryover of net operating losses previously recorded in the year 2010 and for the six-month period ended June 30, 2011 and increase the deferred tax asset related to the allowance for loan losses as a result of the deferral of the construction and commercial loans charge offs. Based on the facts explained above, the Corporation's has concluded that it is more likely than not that the net deferred tax asset of its Puerto Rico operations will be realized. Management reassesses the realization of the deferred tax assets each reporting period.

Under the Puerto Rico Internal Revenue Code, the Corporation and its subsidiaries are treated as separate taxable entities and are not entitled to file consolidated tax returns. The Code provides a dividends-received deduction of 100% on dividends received from “controlled” subsidiaries subject to taxation in Puerto Rico and 85% on dividends received from other taxable domestic corporations.

The Corporation's federal income tax provision (benefit) for 2011 was $1.1 million (2010 – ($8.9) million; 2009 – ($12.9) million). The intercompany settlement of taxes paid is based on tax sharing agreements which generally allocate taxes to each entity based on a separate return basis.

The following table presents a reconciliation of unrecognized tax benefits.

(In millions)
Balance at January 1, 2010	$41.8
Additions for tax positions related to 2010	4.4
Additions for tax positions taken in prior years	3.5
Reduction as a result of lapse of statute of limitations	(4.9)
Reduction for tax positions of prior years	(4.2)
Reduction as a result of settlements	(14.3)
Balance at December 31, 2010	$26.3
Additions for tax positions related to 2011	3.7
Additions for tax positions taken in prior years	2.1
Reduction as a result of lapse of statute of limitations	(6.0)
Reduction as a result of settlements	(6.6)
Balance at December 31, 2011	$19.5

At December 31, 2011, the related accrued interest approximated $5.5 million (2010 - $6.1 million). The interest expense recognized during 2011 was $0.3 million (2010 - $0.9 million). Management determined that, as of December 31, 2011 and 2010, there was no need to accrue for the payment of penalties. The Corporation's policy is to report interest related to unrecognized tax benefits in income tax expense, while the penalties, if any, are reported in other operating expenses in the consolidated statements of operations.

After consideration of the effect on U.S. federal tax of unrecognized U.S. state tax benefits, the total amount of unrecognized tax benefits, including U.S. and Puerto Rico that, if recognized, would affect the Corporation's effective tax rate, was approximately $24.2 million at December 31, 2011 (2010 - $31.6 million).

The amount of unrecognized tax benefits may increase or decrease in the future for various reasons including adding amounts for current tax year positions, expiration of open income tax returns due to the statute of limitations, changes in management's judgment about the level of uncertainty, status of examinations, litigation and legislative activity, and the addition or elimination of uncertain tax positions.

The Corporation and its subsidiaries file income tax returns in Puerto Rico, the U.S. federal jurisdiction, various U.S. states and political subdivisions, and foreign jurisdictions. As of December 31, 2011, the following years remain subject to examination: U.S. Federal jurisdiction – 2008 through 2011 and Puerto Rico – 2007 through 2011. The Corporation anticipates a reduction in the total amount of unrecognized tax benefits within the next 12 months, which could amount to approximately $11 million.

	2011		2010		2009
(Dollar in thousands)	Amount	% of pre-tax income	Amount	% of pre-tax income	Amount	% of pre-tax income
Computed income tax at statutory rates	$79,876	30%	$100,586	41%	$(230,241)	41%
Benefit of net tax exempt interest income	(31,379)	(12)	(7,799)	(3)	(50,261)	9
Effect of income subject to preferential
tax rate	(1,802)	(1)	(143,844)	(59)	(1,842)	-
Deferred tax asset valuation allowance	7,192	3	143,754	59	282,933	(50)
Non-deductible expenses	21,756	8	28,130	11	-	-
Difference in tax rates due to multiple
jurisdictions	(8,555)	(3)	13,908	6	40,625	(7)
Initial adjustment in deferred tax due to
change in tax rate	103,287	39	-	-	(12,351)	2
Recognition of tax benefits from previous
years [1]	(53,615)	(20)	-	-	-	-
States taxes and others	(1,833)	(1)	(26,505)	(11)	(37,165)	6
Income tax expense (benefit)	$114,927	43%	$108,230	44%	$(8,302)	1%